UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Shareholders

Retirement 2050 Fund	May 31, 2017

The views and opinions in this report were current as of May 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stocks generated strong gains in the 12 months ended May 31, 2017, supported by stabilizing political environments in key regions and data suggesting synchronized global economic growth. The U.S. and European markets advanced more than 17%, followed closely by a 15% gain in Japan. Emerging markets rose nearly 28%. U.S. investment-grade bonds were modestly positive, while international developed markets debt was generally flat overall. Dollar-denominated emerging markets debt and U.S. high yield bonds generated strong returns. Against this backdrop, all of the Retirement Funds posted absolute gains for the 12-month reporting period and outperformed their respective combined index portfolios and their Lipper peer group averages.

Important Fixed Income Enhancements Coming Soon
T. Rowe Price has long been committed to prudent, durable innovation that enhances our ability to improve investment outcomes through our Retirement Funds. We employ a robust research and development effort to continually evaluate our existing research, design, and management of portfolios and to pursue enhancements on an ongoing basis. As a result, we recently completed an in-depth analysis of our fixed income portfolio design and identified several opportunities to reduce overall portfolio risk and enhance risk-adjusted returns across the retirement glide path. As a result of these efforts, we anticipate implementing a number of enhancements to the Retirement Funds:

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We plan to incorporate additional fixed income strategies into our underlying investment portfolios in order to expand our opportunities to add value on behalf of our clients. These are likely to include hedged international bonds, long-duration U.S. Treasuries, bank loans, and a nontraditional bond strategy. By incorporating a broader opportunity set, our goal is to increase the diversification benefits for our funds. (Diversification cannot assure a profit or protect against loss in a declining market.)

Your Retirement Funds at Work

The T. Rowe Price Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to maintain this balance up to and through retirement. Our Retirement Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Weighted %
100
80
60
40
20
0
Bonds
Stocks
40+ 35 30 25 20 15 10 5
Retirement (Assumes Age 65)
5 10 15 20 25 30 35 40+
Years to Retirement
Years Past Retirement

The Retirement Funds Glide Path

Our suite of Retirement Funds (except for the Retirement Balanced Fund) features an asset allocation glide path that automatically adjusts each fund's investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches and then continuing to adjust the investment mix 30 years into retirement. This glide-path approach seeks asset growth and accumulation prior to retirement, maintaining a moderate allocation geared toward capital appreciation combined with an income-oriented allocation to support a potentially lengthy retirement. To address risks posed by inflation and longer life spans, the strategy utilizes a modestly higher equity allocation than the industry average, typically around 55% at the expected retirement date. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20%, with the remainder in bonds. This approach may be appropriate for investors who are willing to accept the risk of increased market volatility in exchange for the heightened growth potential that stocks provide. For those who prefer a static asset allocation strategy, the Retirement Balanced Fund maintains a consistent neutral mix of 60% bonds and 40% stocks.

Asset Allocations

The strategic allocations reflected in the Retirement Funds' glide path are referred to as "neutral" allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price's Asset Allocation Committee, which includes some of the firm's most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in "target" allocations. The actual allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear later in this report.

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We also plan to implement an approach to fixed income allocation that changes along the glide path as the equity allocation changes. Each of the fixed income sectors in which we invest tends to behave differently due to their varied relationships to interest rates, equity markets, and other fixed income sectors. By varying the weights of our underlying fixed income strategies based on the equity allocation, our goal is to take advantage of the distinct behaviors of particular fixed income sectors to improve the investment outcomes for our shareholders.

We expect to begin implementing these enhancements to the fixed income allocation of the Retirement Funds in the fourth quarter of 2017, although the transition to the new structure will occur over an extended period of time.

MARKET ENVIRONMENT

U.S. equities recorded solid overall gains in a volatile 12-month reporting period. The period opened on a weak note as the UK’s decision to leave the European Union caught investors by surprise and rattled U.S. markets. Stocks soon recovered, finding support through stabilization in global commodities prices and indications that the Federal Reserve would take a gradual approach in normalizing U.S. interest rate policy. Renewed economic stimulus measures in Europe and Japan were also beneficial. Equities entered a holding pattern in the lead-up to U.S. elections in November 2016. However, Donald Trump’s election victory sparked a sharp rally amid optimism about the beneficial economic impact of a less burdensome regulatory environment and stimulative fiscal policies, including tax cuts and infrastructure spending. Markets quickly shook off a Fed rate increase in December 2016 and entered 2017 on a positive note, helped by signs that the global economy was gathering momentum, particularly in Europe and key emerging markets. Importantly, a positive inflection in earnings after several quarters of negative growth offered a further boost to sentiment. Markets cooled later in the period as uncertainty increased surrounding the prospects for President Trump’s aggressive stimulus policies.

Among international developed markets, European shares fell during the first half of the period but rallied early in the second half on hopes that stronger U.S. economic growth would support overseas economies. The rally continued as data suggested that Europe’s modest economic recovery was gaining steam. Shares rose further in March and April after centrist election victories in the Netherlands and France tempered fears that a rising tide of populism would further undermine European unity. Japanese shares rallied after Mr. Trump’s election victory on hopes that fiscal stimulus and regulatory reform in the U.S. would boost global economic growth. Equities cooled in the early months of 2017 as investors digested a slew of mixed economic data, but markets advanced again after stronger-than-expected consumption and trade data boosted first-quarter economic growth.

Emerging markets stocks posted strong overall gains. The asset class was particularly strong over the latter half of the period as a more stable global political environment mitigated fears about protectionism, and improved fundamentals smoothed concerns about rising interest rates in developed markets. Commodity prices stabilized somewhat in 2016 and early 2017, but oil reversed course and started to decline again later in the period as increased output from U.S. producers renewed the downward pressure on prices. However, increased economic diversity, healthier fundamentals, and signs of stable economic growth in China helped many emerging markets shrug off the latest slide in oil prices.

U.S. investment-grade bonds gained slightly for the annual reporting period. Treasuries struggled for much of the period against the backdrop of rising interest rates and anticipation that accommodative monetary and fiscal policies, including reduced taxes and increased infrastructure spending, could lead to higher inflation and larger deficits. Investment-grade corporate bonds were modestly positive, while high yield bonds generated strong performance and easily outpaced other fixed income sectors.

International developed markets debt was roughly flat in U.S. dollar terms. Bond yields in many European markets increased in sync with U.S. Treasuries midway through the period as Donald Trump’s election victory raised expectations for U.S. fiscal stimulus and higher inflation. (Bond yields and prices move in opposite directions.) However, they recovered some ground in the early months of 2017. Japanese bonds were roughly flat as the Bank of Japan (BoJ) continued its policy of targeting the 10-year government bond yield near 0%.

Dollar-denominated emerging markets debt generated good gains in U.S. dollar terms. The asset class struggled midway through the period amid concerns about the impact of rising interest rates and protectionism in the U.S. under the Trump administration. They reversed course, however, and registered strong gains in the early months of 2017 as concerns about protectionism waned and investors searched for higher-yielding securities.

Currency performance for the 12-month period was mixed. Strength in the second half of the period helped the Japanese yen and the euro manage slim 12-month gains versus the U.S. dollar. The British pound recovered some value over the latter half of our fiscal year but still declined versus the dollar due to Brexit-related weakness in the period’s opening months. Among emerging markets, the Russian ruble and Brazilian real recorded strong gains versus the dollar. The Indian rupee advanced moderately, but China’s yuan declined modestly.

PORTFOLIO REVIEW

Security selection in our underlying portfolios benefited the funds’ overall performance versus their combined index portfolios for the 12-month reporting period. Among equities, our U.S. large-cap growth portfolio generated strong performance versus its underlying benchmark and offered the biggest performance boost. Our international developed markets growth and international developed markets core portfolios also helped overall results. Selection in international developed markets value and real assets equities weighed on results. Among our fixed income portfolios, positive selection in emerging markets bonds, international developed markets debt, and U.S. investment-grade debt was partially offset by weakness in our high yield portfolio.

The impact of diversifying allocations to sectors and asset classes not included in the funds’ combined index portfolio benchmarks ranged from roughly neutral to solidly positive. Allocations to high yield bonds and emerging markets debt offered strong performance benefits for the period, with a greater positive impact on shorter-dated funds due to their larger fixed income component. Allocations to real assets stocks and international developed markets debt generally detracted from results versus our combined index portfolios.

Tactical decisions to overweight or underweight asset classes had a positive impact across all of the funds. The largest benefit came from our underweight position in real assets stocks versus global equities as energy- and commodity-related stocks underperformed the broader equities universe. Positions in large-cap growth versus large-cap value stocks and in our high yield versus U.S. investment-grade debt were modestly helpful. These positive effects were partially offset by our positioning in U.S. versus international stocks, which detracted from results for the period.

PORTFOLIO PERFORMANCE AND POSITIONING

We initiated an overweight to bonds versus stocks in the latter half of our reporting period. Equity valuations appear extended against a backdrop of still-low economic growth and continued uncertainty surrounding the passage and final form of the Trump administration’s pro-growth economic proposals. However, we expect only modest returns from bonds as the current low-yield environment offers a weak foundation and rising interest rates pose an ongoing headwind. Global economic growth began to broaden in the closing months of 2016 and should continue to do so over the next several quarters, although it will remain at a relatively modest pace. Any rise in U.S. interest rates should be gradual in light of subdued U.S. economic growth, limiting its impact on bonds. Additionally, yield-hungry investors are likely to support healthy demand for the higher yields available on U.S. Treasuries, particularly when compared with the low or negative yields available on many other developed market bonds.

Stock Performance
The funds’ broad equity portfolio generated strong gains for the 12-month reporting period. Our U.S. equities advanced by double digits, with particularly positive results in our small-cap growth and small-cap value portfolios. Our international stock exposure also performed well, led by exceptional gains in emerging markets. The funds’ developed market core and growth portfolios were also strong contributors.

Stock Positioning
We ended the period with an overweight to international stocks versus U.S. equities. A strong postelection rally in U.S. stocks extended relative valuations, and we raised our allocation to international stocks as signs of improving global economic fundamentals supported the prospects for corporate earnings growth outside the U.S. In Europe, economic growth expectations have improved, the central bank remains broadly supportive, and earnings growth expectations have risen. Japanese growth appears to be stabilizing at low but positive levels, although there is still little evidence of inflation. On the corporate front, many companies are advancing shareholder-friendly policies, including share repurchases, and improving profitability and corporate governance. While emerging markets growth is showing signs of stabilization and should benefit from further improvement in global trade, the segment remains vulnerable to a further decline in commodity prices and their link to China’s growth.

Among U.S. equities, we are overweight growth versus value based on the former’s more attractive valuations and expectations for a protracted period of modest economic growth. Lower-quality value sectors, such as industrials and business services and materials, rallied after the U.S. elections, but the rebound has moderated, with growth outperforming value since the start of 2017. Increased spending, tax cuts, and deregulation may provide support for cyclical sectors like financials and energy, but the scope of these measures and their prospects for receiving congressional approval remain uncertain. We moved from an overweight position in large-caps versus small-caps to a small-cap overweight at the end of the period. Following a strong postelection rally last year, small-cap valuations have become more attractive since the start of this year as optimism about pro-growth policies in the U.S. has waned. A focus on U.S. fiscal spending and lower corporate taxes could benefit small-caps more than large-caps given their higher sensitivity to the domestic economy and higher marginal tax rates that could decline further than those of large-caps. Additionally, protectionist policies and a stronger U.S. dollar could weigh more heavily on large-caps given their higher exposure to foreign trade.

Within international equities, we moved to an underweight in emerging markets versus developed markets. While emerging markets growth shows signs of stabilization and should benefit from improved global trade, they remain vulnerable to a decline in energy and commodity prices. Protectionist rhetoric, higher developed markets interest rates, and a strong U.S. dollar are still risks to emerging markets, although concerns have decreased recently. Emerging markets valuations are cheaper than developed markets on an absolute basis, but they are expensive versus their historical averages. We are modestly overweight value versus growth as valuations appear expensive in growth areas such as consumer staples. Valuations for value sectors are broadly attractive and could benefit from improving global growth, but value sectors like financials and energy continue to face longer-term headwinds. (Please note a recent name change for one of the Retirement Funds’ underlying investments: the International Growth & Income Fund was renamed the International Value Equity Fund effective January 1, 2017. The fund’s name was changed to better align it with similarly managed funds at T. Rowe Price. Its investment objective and approach remain unchanged.)

We continue to be underweight real assets equities versus global equities. We remain cautious on the longer-term prospects for energy and commodities prices given our concerns about structural supply and demand imbalances. Oil prices rose late in 2016 as a result of production cuts by the Organization of the Petroleum Exporting Countries (OPEC), but this was met by increased production from the U.S. that renewed the downward pressure on prices. North American shale producers have become a larger contributor to global oil supplies and, with their increased efficiency, can now operate profitably at lower prices.

Bond Performance
Our broad fixed income allocation advanced in absolute terms for the 12-month reporting period, led by double-digit gains in our high yield and emerging markets bonds. Gains were more modest in our U.S. investment-grade, international developed markets, and inflation-focused portfolios.

Bond Positioning
We ended the annual reporting period with a neutral allocation to high yield bonds versus U.S. investment-grade debt, although we made a number of tactical adjustments to our position against a backdrop of volatile commodity prices and strong investor demand for yield. High yield spreads are trending above historical averages after strong performance in the segment despite renewed weakness in energy prices later in the period. High yield bonds continue to offer a yield advantage over investment-grade bonds, but current yields provide less opportunity for further appreciation and are vulnerable to a pullback in commodity prices.

We made several adjustments in emerging markets bonds versus U.S. investment-grade bonds and ended the reporting period at a neutral position. Valuations for emerging markets bonds are less compelling after the risk-on rally since the U.S. election. While emerging markets economies benefited from the rise in commodity prices in 2016, energy prices have recently retreated. In addition, concerns remain about the impacts from protectionist trade policies, higher developed market interest rates, and a stronger U.S. dollar. However, emerging markets economies enjoy better fundamentals than during the taper-tantrum sell-off in 2013, and increased fiscal spending in key developed markets could be supportive. We note the considerable disparity between individual countries in their fiscal positions, political stability, and progress toward reforms, and the ability of individual countries to use fiscal and monetary policy levers to stimulate growth and/or defend their currencies varies considerably.

We continue to favor U.S. investment-grade debt over nondollar international bonds. Bond yields and extended duration profiles outside the U.S. continue to offer an unattractive risk/return trade-off. However, we note the factors underpinning the U.S. dollar’s appreciation since 2014—stronger relative U.S. economic growth and the Fed tightening in advance of other central banks—may offer less support going forward. Overseas economic growth is improving, and the Fed’s tightening path is likely to remain modest while other central banks, including the European Central Bank (ECB), take initial steps to rein in accommodative policies.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its combined index portfolio, which is composed of several indexes representing the underlying asset classes in which the funds invest. The tables also show the average returns for each fund’s respective Lipper target date category, providing a tool to measure the performance of our funds against those with similar objectives. We also compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter.

Please note that returns for each fund’s Advisor and R Class shares may vary due to their different fee structures.

OUTLOOK

Global economic growth gained some positive momentum toward the end of 2016, and this has continued into 2017 as data show improvements across most developed and emerging markets—an uncommon occurrence in the current economic cycle.

The U.S. economy grew at a 1.2% annualized rate in the first quarter of 2017, and we expect a pickup in growth over the remainder of the year. There is considerable uncertainty surrounding the Trump administration’s growth proposals, and inflation may have reached a near-term peak as support from higher energy prices continues to moderate. The Fed has signaled a modest pace for rate increases this year amid a stronger labor market and firming inflation, and markets are expecting at least two more hikes over the remainder of 2017. Corporate leverage has increased, but balance sheets appear generally healthy and provide flexibility to increase capital spending, engage in mergers and acquisitions, and return capital to shareholders through dividends and share repurchases. Companies are reporting solid profit increases in the first quarter of 2017, and the positive earnings growth trend is expected to last through the end of the calendar year against a backdrop of stronger revenue growth and positive contributions from the energy and materials sectors.

In Europe, growth expectations are improving, with support from resilient household consumption, increased business investment, and stronger global trade. The ECB acknowledged the improved growth prospects and diminished downside risk in April, although it held policy rates at record-low levels while extending its €60 billion per month bond purchases through the year’s end. Risks remain, however. Brexit continues to be a looming concern, but negotiations have yet to begin in earnest. Political uncertainty is still elevated with upcoming elections in Germany and Italy, but fears about a wave of populist victories have abated for the time being. Long-term structural issues such as high debt, low inflation, and elevated unemployment continue to plague growth in many European countries.

Japan’s economy grew in the first quarter of 2017—the fifth consecutive quarter of expansion—supported by stronger exports, improvements in consumer and business spending, and government spending for the 2020 Tokyo Olympics. The positive growth momentum suggests that Prime Minister Shinzo Abe’s efforts to reform the economy and stimulate growth may finally be gaining traction. However, tepid wage growth and stubbornly low inflation indicate that broader success is still elusive. While investors have been skeptical of Mr. Abe’s and the BoJ’s progress on stimulating economic growth and inflation, Japanese corporations are showing positive movement toward improving corporate governance and enhancing shareholder value. Further improvement in global trade should support Japan’s important export sector.

Emerging markets growth should improve broadly in 2017, although commodity export-oriented economies may be challenged by any persistent decline in energy prices. Country-specific conditions vary in terms of economic growth, monetary and fiscal policy flexibility, dependence on commodity exports, and progress toward structural reforms. Concerns about protectionist trade policies, higher developed markets interest rates, and a stronger U.S. dollar have abated in recent months, but they pose ongoing risks. China’s policymakers are using a number of fiscal and monetary policy tools to achieve their growth target—currently around 6.5%—as they try to engineer an orderly transition to a consumer-based growth model. A recent downgrade of China’s sovereign debt rating, however, highlights concerns over rising debt levels and a lower growth trajectory as the central government works to curtail excesses in housing and credit and stave off capital outflows.

Key risks to global markets include the impacts of protectionist policies on global trade, fiscal policy disappointment in the U.S., political instability in Europe, the sustainability of energy prices, and the potential for missteps in global monetary policies. Heightened geopolitical tensions on the Korean peninsula and in the South China Sea pose additional risks. We believe that the broad diversification of our portfolios across asset classes, regions, and countries, combined with fundamental research, active management in security selection, and our ability to make tactical changes in the funds’ allocations, should help us generate attractive risk-adjusted returns in an uncertain market environment.

Respectfully submitted,

Jerome A. Clark
Co-portfolio manager and member of the funds’ Investment Advisory Committee

Wyatt A. Lee
Co-portfolio manager and member of the funds’ Investment Advisory Committee

June 16, 2017

T. Rowe Price Retirement 2005 Fund
T. Rowe Price Retirement 2010 Fund
T. Rowe Price Retirement 2015 Fund
T. Rowe Price Retirement 2020 Fund
T. Rowe Price Retirement 2025 Fund
T. Rowe Price Retirement 2030 Fund
T. Rowe Price Retirement 2035 Fund
T. Rowe Price Retirement 2040 Fund
T. Rowe Price Retirement 2045 Fund
T. Rowe Price Retirement 2050 Fund
T. Rowe Price Retirement 2055 Fund
T. Rowe Price Retirement 2060 Fund
T. Rowe Price Retirement Balanced Fund

Supplement to Prospectuses Dated October 1, 2016

In section 1, the information under "Principal Investment Strategies" is supplemented as follows:

For each of the funds listed above, effective October 1, 2017, the T. Rowe Price Dynamic Global Bond Fund, T. Rowe Price Floating Rate Fund, and T. Rowe Price U.S. Treasury Long-Term Fund will be added to the list of underlying fixed income funds in which the funds can invest. Subject to effectiveness with the SEC, the T. Rowe Price International Bond Fund (USD Hedged) will also be added to the list of underlying fixed income funds in which each of the funds can invest.

For each fund (other than the Retirement Balanced Fund), a percentage of the fund's portfolio is allocated to the broad asset classes according to a predetermined glide path that becomes more conservative over time. For the Retirement Balanced Fund, a percentage of the fund's portfolio is allocated to the broad asset classes according to an asset mix that generally remains consistent over time. The addition of these new underlying funds will not change the overall neutral allocations assigned to the broad asset classes (stocks and bonds). However, the new underlying funds will further diversify the sectors available to the funds within the overall bond component. The changes are designed to provide for more dynamic allocations within fixed income and the ability to better respond to a variety of market conditions. The adviser expects to begin implementing changes within the fixed income allocation and investing in these new funds on or around October 1, 2017. It is anticipated that the process of fully integrating these changes will occur over an extended period of time.

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index: An unmanaged index that tracks short-term debt instruments.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined index portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement Funds. As of May 31, 2017, the combined index portfolios were composed of the following indexes:

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Retirement Balanced Fund: 28.0% Russell 3000 Index, 30.0% Bloomberg Barclays U.S. Aggregate Bond Index, 30.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.0% MSCI All Country World Index ex USA.

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Retirement 2005 Fund: 26.6% Russell 3000 Index, 44.0% Bloomberg Barclays U.S. Aggregate Bond Index, 18.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 11.4% MSCI All Country World Index ex USA.

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Retirement 2010 Fund: 30.5% Russell 3000 Index, 41.0% Bloomberg Barclays U.S. Aggregate Bond Index, 15.5% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 13.0% MSCI All Country World Index ex USA.

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Retirement 2015 Fund: 36.0% Russell 3000 Index, 36.5% Bloomberg Barclays U.S. Aggregate Bond Index, 12.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 15.5% MSCI All Country World Index ex USA.

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Retirement 2020 Fund: 43.0% Russell 3000 Index, 31.5% Bloomberg Barclays U.S. Aggregate Bond Index, 7.0% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 18.5% MSCI All Country World Index ex USA.

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Retirement 2025 Fund: 48.7% Russell 3000 Index, 27.0% Bloomberg Barclays U.S. Aggregate Bond Index, 3.5% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 20.9% MSCI All Country World Index ex USA.

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Retirement 2030 Fund: 53.9% Russell 3000 Index, 21.5% Bloomberg Barclays U.S. Aggregate Bond Index, 1.50% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 23.1% MSCI All Country World Index ex USA.

●	Retirement 2035 Fund: 58.1% Russell 3000 Index, 17.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 24.9% MSCI All Country World Index ex USA.

●	Retirement 2040 Fund: 61.6% Russell 3000 Index, 12.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 26.4% MSCI All Country World Index ex USA.

●	Retirement 2045, 2050, 2055, and 2060 Funds: 63.00% Russell 3000 Index, 10.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Neutral allocations: The asset allocations reflected in the Retirement Funds’ glide path are referred to as “neutral” allocations. As of May 31, 2017, the funds’ neutral allocations were as follows:

●	Retirement Balanced Fund: 40% stocks and 60% bonds and cash.

●	Retirement 2005 Fund: 38.0% stocks and 62.0% bonds and cash.

●	Retirement 2010 Fund: 43.5% stocks and 56.5% bonds and cash.

●	Retirement 2015 Fund: 51.5% stocks and 48.5% bonds and cash.

●	Retirement 2020 Fund: 61.5% stocks and 38.5% bonds and cash.

●	Retirement 2025 Fund: 69.5% stocks and 30.5% bonds and cash.

●	Retirement 2030 Fund: 77.0% stocks and 23.0% bonds and cash.

●	Retirement 2035 Fund: 83.0% stocks and 17.0% bonds and cash.

●	Retirement 2040 Fund: 88.0% stocks and 12.0% bonds and cash.

●	Retirement 2045, 2050, 2055, and 2060 Funds: 90.0% stocks and 10.0% bonds and cash. These funds follow similar investment paths for several years before their asset allocations begin to diverge.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Expense Ratio

Retirement Balanced Fund	0.57%
Retirement Balanced Fund–Advisor Class	0.82
Retirement Balanced Fund–R Class	1.07
Retirement 2005 Fund	0.60
Retirement 2005 Fund–Advisor Class	0.85
Retirement 2005 Fund–R Class	1.10
Retirement 2010 Fund	0.59
Retirement 2010 Fund–Advisor Class	0.84
Retirement 2010 Fund–R Class	1.09
Retirement 2015 Fund	0.62
Retirement 2015 Fund–Advisor Class	0.87
Retirement 2015 Fund–R Class	1.12
Retirement 2020 Fund	0.66
Retirement 2020 Fund–Advisor Class	0.91
Retirement 2020 Fund–R Class	1.16
Retirement 2025 Fund	0.69
Retirement 2025 Fund–Advisor Class	0.94
Retirement 2025 Fund–R Class	1.19
Retirement 2030 Fund	0.72
Retirement 2030 Fund–Advisor Class	0.97
Retirement 2030 Fund–R Class	1.22
Retirement 2035 Fund	0.74
Retirement 2035 Fund–Advisor Class	0.99
Retirement 2035 Fund–R Class	1.24
Retirement 2040 Fund	0.76
Retirement 2040 Fund–Advisor Class	1.01
Retirement 2040 Fund–R Class	1.26

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	$ Value
EQUITY MUTUAL FUNDS 88.5%			
T. Rowe Price Growth Stock Fund	20.6%	27,067,912	1,719,895
T. Rowe Price Value Fund	18.0	42,112,763	1,508,479
T. Rowe Price Overseas Stock Fund	8.4	67,130,369	704,198
T. Rowe Price International Value Equity Fund	8.1	46,240,367	674,647
T. Rowe Price International Stock Fund	7.7	35,796,359	646,124
T. Rowe Price Equity Index 500 Fund	7.0	8,997,357	584,828
T. Rowe Price Mid-Cap Growth Fund (2)	3.4	3,351,833	285,811
T. Rowe Price Emerging Markets Stock Fund	3.4	7,471,950	281,842
T. Rowe Price Mid-Cap Value Fund	3.3	9,434,828	277,384
T. Rowe Price Small-Cap Stock Fund	2.4	4,224,167	196,213
T. Rowe Price Small-Cap Value Fund	2.2	4,098,049	187,076
T. Rowe Price Real Assets Fund	2.1	15,779,450	171,207
T. Rowe Price New Horizons Fund (2)	1.9	3,194,237	160,574
Total Equity Mutual Funds (Cost $5,999,034)			7,398,278
BOND MUTUAL FUNDS 11.1%			
T. Rowe Price New Income Fund	8.1	70,741,755	672,047
T. Rowe Price High Yield Fund	1.1	13,230,494	89,835
T. Rowe Price Emerging Markets Bond Fund	1.0	6,807,427	86,931
T. Rowe Price International Bond Fund	0.9	8,764,140	77,124
T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.0	39,689	199
Total Bond Mutual Funds (Cost $919,172)			926,136
SHORT-TERM INVESTMENTS 0.4%			
T. Rowe Price U.S. Treasury Money Fund, 0.36% (3)	0.4	34,775,657	34,776
Total Short-Term Investments (Cost $34,776)			34,776
Total Investments in Securities 100.0% of Net Assets (Cost $6,952,982)			**$ 8,359,190**

(1) Each underlying Price fund is an affiliated company; the fund is invested in the Investor Class of each underlying Price fund

(2) Non-income producing

(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2017. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/17	Value 5/31/16
T. Rowe Price Emerging Markets Bond Fund	$ 21,263	$ 5,381	$ 4,510	$ 86,931	$ 66,397
T. Rowe Price Emerging Markets Stock Fund	37,442	137,077	1,320	281,842	314,738
T. Rowe Price Equity Index 500 Fund	95,695	57,467	9,658	584,828	481,890
T. Rowe Price Growth Stock Fund	297,169	233,303	1,104	1,719,895	1,349,715
T. Rowe Price High Yield Fund	23,711	6,111	4,494	89,835	67,714
T. Rowe Price International Bond Fund	22,905	9,479	69	77,124	63,426
T. Rowe Price International Stock Fund	98,246	42,458	6,264	646,124	500,436
T. Rowe Price International Value Equity Fund ‡	116,323	68,193	14,203	674,647	548,337
T. Rowe Price Limited Duration Inflation Focused Bond Fund	20,154	35,191	—	199	15,344
T. Rowe Price Mid-Cap Growth Fund	76,648	16,043	—	285,811	195,417
T. Rowe Price Mid-Cap Value Fund	72,420	23,716	2,287	277,384	216,676
T. Rowe Price New Horizons Fund	57,245	9,363	—	160,574	91,198
T. Rowe Price New Income Fund	292,192	64,770	13,189	672,047	447,178
T. Rowe Price Overseas Stock Fund	114,096	84,894	11,238	704,198	570,762

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,952,982)	$ 8,359,190
Receivable for investment securities sold	15,607
Receivable for shares sold	13,003
Total assets	8,387,800
Liabilities	
Payable for investment securities purchased	15,500
Payable for shares redeemed	13,105
Other liabilities	638
Total liabilities	29,243
NET ASSETS	$ 8,358,557
Net Assets Consist of:	
Undistributed net investment income	$ 8,095
Accumulated undistributed net realized gain	14,647
Net unrealized gain	1,406,208
Paid-in capital applicable to 573,120,497 shares of $0.0001 par value capital stock outstanding; 15,000,000,000 shares of the Corporation authorized	6,929,607
NET ASSETS	$ 8,358,557
NET ASSET VALUE PER SHARE	
Investor Class	
($6,290,891,940 / 430,059,405 shares outstanding)	$ 14.63
Advisor Class	
($1,233,827,706 / 85,060,353 shares outstanding)	$ 14.51
R Class	
($833,837,057 / 58,000,739 shares outstanding)	$ 14.38

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/17	5/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 89,818	$ 77,439
Net realized gain	126,037	229,096
Change in net unrealized gain / loss	1,001,421	(495,591)
Increase (decrease) in net assets from operations	1,217,276	(189,056)
Distributions to shareholders		
Net investment income		
Investor Class	(71,405)	(58,375)
Advisor Class	(11,300)	(11,487)
R Class	(6,100)	(6,262)
Net realized gain		
Investor Class	(160,653)	(163,775)
Advisor Class	(32,689)	(38,674)
R Class	(22,458)	(26,352)
Decrease in net assets from distributions	(304,605)	(304,925)
Capital share transactions*		
Shares sold		
Investor Class	1,790,814	1,700,271
Advisor Class	410,313	413,549
R Class	243,163	253,633
Distributions reinvested		
Investor Class	228,595	219,004
Advisor Class	43,938	49,795
R Class	28,553	32,611
Shares redeemed		
Investor Class	(1,275,200)	(929,377)
Advisor Class	(454,920)	(299,038)
R Class	(244,812)	(183,208)
Increase in net assets from capital share transactions	770,444	1,257,240
Net Assets		
Increase during period	1,683,115	763,259
Beginning of period	6,675,442	5,912,183
End of period	**$ 8,358,557**	**$ 6,675,442**

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement 2050 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change, and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Retirement 2050 Fund (Investor Class), Retirement 2050 Fund–Advisor Class (Advisor Class), and Retirement 2050 Fund–R Class (R Class). Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Dividends received from underlying Price fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions generally are declared and paid by the fund annually.

Class Accounting Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2017, the fund realized $55,166,000 of net gain on $155,524,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2017, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2017, aggregated $1,834,998,000 and $1,182,086,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended May 31, 2017, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the years ended May 31, 2017 and May 31, 2016, were characterized for tax purposes as follows:

At May 31, 2017, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative services as well as certain accounting, marketing, and other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees, if any. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2017, the fund held less than 25% of the outstanding shares of any underlying Price fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement 2050 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Retirement 2050 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds as of May 31, 2017 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2017

Tax Information (Unaudited) for the Tax Year Ended 5/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$5,328,000 from short-term capital gains
●	$210,472,000 from long-term capital gains, subject to the a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $79,369,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $42,255,112 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $41,044,000 and foreign taxes paid of $3,362,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as a Special Servicing Agreement among the fund, the Advisor, and each of the underlying funds in which it invests (Special Servicing Agreement). The Special Servicing Agreement allows the T. Rowe Price Retirement Funds (Retirement Funds) to pass through their operating expenses to the underlying funds in which they invest if the benefit to the underlying funds equals or exceeds the costs of absorbing these expenses and provides that the Advisor will be responsible for bearing any expenses that would result from an underlying fund’s share of the aggregate expenses of the Retirement Funds exceeding the estimated savings to the underlying fund from the operation of the Retirement Funds. In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Special Servicing Agreement. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract and the continuation of the Special Servicing Agreement. The independent directors were assisted in their evaluation of the Advisory Contract and Special Servicing Agreement by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Special Servicing Agreement, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, three-, four-, and five-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive management fees from the fund, and operating expenses of the fund are borne by the underlying T. Rowe Price funds in which it invests pursuant to the Special Servicing Agreement. In connection with its review of the Special Servicing Agreement, the Board reviewed various cost/benefit analyses to demonstrate the benefits to the underlying funds versus the costs they incur, which illustrate that the primary benefit provided by the Retirement Funds to the underlying funds is the reduction in expenses associated with the consolidation of shareholder accounts that would otherwise be invested directly in the underlying funds.

The Advisor receives management fees from other T. Rowe Price funds in which the fund invests. However, since the Advisor does not receive any management fees directly from the fund, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price funds and concluded that the Advisor’s profits were reasonable. Although the Advisor does not receive management fees directly from the fund under the Advisory Contract, the fund’s shareholders benefit from potential economies of scale through a decline in the fund’s total expense ratio as the fund grows in size.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflect the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe) and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Special Servicing Agreement
As noted, the Board approved the continuation of the Advisory Contract as well as the Special Servicing Agreement. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and that there is a reasonable basis to conclude that the benefits to the underlying funds exceed the costs they incur and that it was in the best interests of the fund and its underlying funds to approve continuation of the Special Servicing Agreement.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank
2002	North America (2004 to present); Director, Vornado Real Estate
[189]	Investment Trust (2004 to 2012); Director, Under Armour (2008
to present); Director, Brixmor Real Estate Investment Trust (2012
to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[189]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director,
Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[189]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[189]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[189]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2002	Cochairman of the Investment Committee, Blackstone Real Estate
[189]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[189]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[189]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director,
and President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC**	Director and non-executive Chairman of the Board, T. Rowe Price
(1955)	Group, Inc.; Director, United Technologies (January 2016 to present)
[0]

Robert W. Sharps, CFA**	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1971)	Price Trust Company; Director and Vice President, Retirement Funds
2017
[132]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, Price Hong Kong,
Price Singapore, and T. Rowe Price Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and Vice President, T. Rowe Price
Vice President	International; Vice President, T. Rowe Price
Group, Inc.

Steven D. Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President, Price
Hong Kong and Price Singapore

Sebastien Page (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert A. Panariello (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

James A. Tzitzouris, Jr., Ph.D. (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,765,000 and $2,409,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 18, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 18, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date July 18, 2017